Exhibit 99.3


For immediate release
Contact:
         Ryan VanWinkle, Investor Relations, 816-792-7998
         Scott Brockelmeyer, Media Relations, 816-792-7837


                            Ferrellgas Partners, L.P.
                          Reports First Quarter Results


     Liberty, MO (November 24, 2003)--Ferrellgas Partners, L.P. (NYSE: FGP), one of the nation's largest retail marketers of propane, today reported earnings for the first quarter of fiscal year 2004. The first quarter covers the three-month period ended October 31, 2003.

     Retail propane sales volume for the first quarter was 176 million gallons, a 2 percent increase, as compared to 172 million gallons sold in the first quarter of fiscal year 2003. This increase in sales volume was primarily the result of acquisitions, partially offset by the lack of sustained cold temperatures this fall which helps to initiate the winter heating season.

     First quarter gross profit and operating expense were $96.2 million and $72.5 million, respectively, as compared to $92.6 million and $68.4 million recognized in the first quarter of fiscal year 2003, again primarily the result of this quarter's increased retail sales volume.

     General and administrative expense for the quarter was $6.9 million, essentially unchanged in comparison to the first quarter of fiscal year 2003. Equipment lease expense for the quarter decreased 25 percent to $4.5 million, from $6.0 million, primarily reflecting the Partnership's fiscal year 2003 refinancing of certain operating lease obligations.


                                    - more -


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Ferrellgas
Page 2 of 2

     The resulting Adjusted EBITDA for the quarter was $12.3 million, as compared to $11.3 million in the first quarter of fiscal year 2003. The Partnership historically experiences a seasonal loss during its first quarter, as sales volumes typically represent less than 20 percent of annual gallon sales, causing fixed costs to exceed off-season cash flow. The first quarter seasonal net loss was $18.6 million, as compared to the prior year's first quarter net loss of $25.0 million, and was consistent with the Partnership's expectations.

     "Our first quarter's performance is a good start to fiscal 2004 and continues our history of consistent, stable earnings," said James E. Ferrell, Chairman, President and Chief Executive Officer. "This performance comes on the heels of three consecutive fiscal years in which we achieved record or near-record earnings, which should give investors confidence that we know how to effectively manage our business."

     Ferrellgas Partners, L.P., through its operating partnership, Ferrellgas, L.P., currently serves more than one million customers in 45 states. Ferrellgas employees indirectly own more than 17 million common units of the Partnership through an employee stock ownership plan.

          Statements in this release concerning expectations for the future are forward-looking statements. A variety of known and unknown risks, uncertainties and other factors could cause results, performance and expectations to differ materially from anticipated results, performance and expectations. These risks, uncertainties and other factors are discussed in the Partnership's Form 10-K for the fiscal year ended July 31, 2003 and other documents filed from time to time by the Partnership with the Securities and Exchange Commission.

                                      ###

                  FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except unit data)
                                   (unaudited)



ASSETS                                                                            October 31, 2003       July 31, 2003
-----------------------------------------------------------------------------    ------------------    ------------------

Current assets:
  Cash and cash equivalents                                                         $      12,351         $      11,154
  Accounts and notes receivable, net                                                       63,495                56,742
  Inventories                                                                             103,232                69,077
  Prepaid expenses and other current assets                                                10,893                 8,306
                                                                                 ------------------    ------------------
    Total current assets                                                                  189,971               145,279

Property, plant and equipment, net                                                        683,581               684,917
Goodwill                                                                                  124,190               124,190
Intangible assets, net                                                                     96,743                98,157
Other assets                                                                                9,420                 8,853
                                                                                 ------------------    ------------------
    Total assets                                                                    $   1,103,905         $   1,061,396
                                                                                 ==================    ==================


LIABILITIES AND PARTNERS' CAPITAL
-----------------------------------------------------------------------------

Current liabilities:
  Accounts payable                                                                  $     119,389         $      59,454
  Other current liabilities (a)                                                            74,838                89,687
  Short-term borrowings                                                                    21,800                      -
                                                                                 -------------------    -------------------
    Total current liabilities                                                             216,027               149,141

Long-term debt (a)                                                                        900,807               888,226
Other liabilities                                                                          19,607                18,747
Contingencies and commitments                                                                   -                     -
Minority interest                                                                           2,036                 2,363

Partners' capital:
 Senior unitholder (1,994,146 units outstanding at both October 2003 and July 2003 - liquidation preference  $79,766 at both
   October 2003 and July 2003)                                                             79,766                79,766
 Common unitholders (37,707,434 and 37,673,455 units outstanding
   at October 2003 and July 2003, respectively)                                           (52,381)              (15,602)
 General partner unitholder (401,026 and 400,683 units outstanding
   at October 2003 and July 2003, respectively)                                           (59,670)              (59,277)
 Accumulated other comprehensive loss                                                      (2,287)               (1,968)
                                                                                 -------------------    -------------------
    Total partners' capital                                                               (34,572)                2,919
                                                                                 -------------------    -------------------
    Total liabilities and partners' capital                                         $   1,103,905         $   1,061,396
                                                                                 ===================    ===================

(a)  The principal  difference  between the Ferrellgas  Partners,  L.P.  balance sheet and that of  Ferrellgas,  L.P., is $218 million of 8 3/4% notes and a $10 million  short-term  note payable,  which are liabilities of Ferrellgas Partners, L.P. and not of Ferrellgas, L.P.

                   FERRELLGAS PARTNERS, L.P. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
              FOR THE THREE MONTHS ENDED OCTOBER 31, 2003 AND 2002
                      (in thousands, except per unit data)
                                   (unaudited)

                                                                 Three months ended October 31
                                                                 -----------------------------
                                                                     2003             2002
                                                                 ------------     ------------
Revenues:
  Propane and other gas liquids sales                            $ 232,054        $ 194,900
  Other                                                             23,360           21,414
                                                                 ------------     ------------
    Total revenues                                                 255,414          216,314

Cost of product sold                                               159,249          123,672
                                                                 ------------     ------------

Gross profit                                                        96,165           92,642

Operating expense                                                   72,479           68,428
Depreciation and amortization expense                               11,195            9,895
General and administrative expense                                   6,891            6,902
Equipment lease expense                                              4,511            5,992
Employee stock ownership plan compensation charge                    1,784            1,395
Loss on disposal of assets and other                                 1,626              671
                                                                 ------------     ------------

Operating loss                                                      (2,321)            (641)

Interest expense                                                   (16,794)         (14,696)
Interest income                                                        331               62
Early extinguishment of debt expense (a)                                 -           (7,052)
                                                                 ------------     ------------

Loss before minority interest and cumulative
   effect of change in accounting principle                        (18,784)         (22,327)

Minority interest (b)                                                 (138)            (115)
                                                                 ------------     ------------

Loss before cumulative effect of change in
   accounting principle                                            (18,646)         (22,212)

Cumulative effect of change in accounting principle,
   net of minority interest of $28 (c)                                   -           (2,754)
                                                                 ------------     ------------

Net loss                                                           (18,646)         (24,966)

Distribution to senior unitholder                                    1,994            2,782
Net loss available to general partner                                 (206)            (277)
                                                                 ------------     ------------

Net loss available to common unitholders                         $ (20,434)       $ (27,471)
                                                                 ============     ============

Basic loss per common unit:
Loss before cumulative effect of change in
  accounting principle (d)                                       $   (0.54)       $   (0.69)
Net loss available to common unitholders                         $   (0.54)       $   (0.76)


Weighted average common units outstanding                          37,704.7         36,088.1


             Supplemental Data and Reconciliation of Non-GAAP Item:

                                                                 Three months ended October 31
                                                                 -----------------------------
                                                                     2003             2002
                                                                 ------------     ------------
Retail gallons                                                     175,572          172,026
                                                                 ============     ============

Net loss                                                         $ (18,646)       $ (24,966)
  Interest expense                                                  16,794           14,696
  Depreciation and amortization expense                             11,195            9,895
  Interest income                                                     (331)             (62)
                                                                 ------------     ------------
EBITDA                                                           $   9,012        $    (437)
  Employee stock ownership plan compensation charge                  1,784            1,395
  Loss on disposal of assets and other                               1,626              671
  Minority interest (b)                                               (138)            (115)
  Early extinguishment of debt expense (a)                               -            7,052
  Cumulative effect of change in accounting principle (c)                -            2,754
                                                                 ------------     ------------
Adjusted EBITDA (e)                                              $  12,284        $  11,320
                                                                 ============     ============

(a)  Expenses related to the refinancing of the $160 million Ferrellgas Partners, L.P. senior secured debt in September 2002.

(b)  Amounts allocated to the general partner for its 1.0101% interest in the operating partnership, Ferrellgas, L.P.

(c)  Amount related to recognition of liabilities for future retirements of underground storage facilities, as required by SFAS No.
       143.

(d)  Amount calculated as 99% of the earnings (loss) before cumulative effect of change in accounting principle less distribution to senior unitholder; the result then divided by the weighted average common units outstanding.

(e)  Management considers Adjusted EBITDA to be a chief measurement of the partnership's overall economic performance and return on invested capital. Adjusted EBITDA is calculated as earnings before interest, income taxes, depreciation and amortization, employee stock ownership compensation charge, loss from disposal of assets and other, minority interest, early extinguishment of debt expense, cumulative effect of change in accounting principle and other non-cash and non-operating charges.  Management believes the presentation of this measure is relevant and useful because it allows investors to view the partnership's performance in a manner similar to the method management uses, adjusted for items management believes are unusual or non-recurring, and makes it easier to compare its results with other companies that have different financing and capital structures.  In addition, management believes this measure is consistent with the manner in which the partnership's lenders and investors measure its overall performance and liquidity, including its ability to pay quarterly equity distributions, service its long-term debt and other fixed obligations and to fund its capital expenditures and working capital requirements.  This method of calculating Adjusted EBITDA may not be consistent with that of other companies and should be viewed in conjunction with measurements that are computed in accordance with GAAP.